Redeemable Shares	12 Months Ended
Dec. 31, 2023
Redeemable Shares [Abstract]
Redeemable Shares
15.	REDEEMABLE SHARES

Since its establishment, Hesai Photonics has received several rounds of equity financing in the form of Series A+/B/B+/C-1/C-2/C-3 redeemable equity from external investors from March 2017 to July 2019. On August 1, 2020, in conjunction with the conversion of Hesai Photonics into a joint stock company Shanghai Hesai, all the outstanding redeemable equity was converted into ordinary shares of Shanghai Hesai at no consideration, all in the same proportion as the percentage of equity interest they held in Hesai Photonics. In the second quarter of 2021, the Group signed agreements (the “Side Letters”) with its external shareholders holding 54,551,513 Class B ordinary shares, whereby the Group has agreed to provide an option for these shareholders to re-designate their ordinary shares to preferred shares in the event that the Company fails to complete an overseas IPO within twelve months following the dates of the agreements. Among all the preferred rights associated with the shares, the agreements provide the investors with the right to redeem if a Qualified-IPO has not been consummated by December 31, 2022. The redemption price of the redeemable shares shall be the issue price plus a compound interest rate of 8% per annum for each year such redeemable shares was outstanding, calculated from the date of payment of consideration for subscription through the date of redemption thereof (and calculated on a pro rata basis in case of a partial year) plus all declared but unpaid dividends thereon up to the date of actual payment of such redemption price, proportionally adjusted for share subdivisions, share dividends, reorganizations, reclassifications, consolidations or mergers. The redemption right is exercised in the sequence of Series D, Series C+, Series C-1/C-2/C-3, Series B+, Series B, and Series A+ redeemable shares.

15.REDEEMABLE SHARES (continued)

The Company has accounted for these agreements as material amendments such that extinguishment accounting is applied to these shares at the agreement dates. Given these shares are redeemable upon an event not solely within the control of the Company, the Company has reclassified the 54,551,513 Class B ordinary shares from permanent equity to mezzanine equity at their current fair values and the difference is recorded as deemed dividend in the amount of RMB2,131,572, by charging against retained earnings, or in the absence of retained earnings, by charges against additional paid-in capital. Once additional paid-in-capital has been exhausted, additional charges are recorded by increasing the accumulated deficit. Except for Series D shares, all of the other series shares have carrying value higher than their respective redemption value, as such, no accretion to redemption value is recorded. For Series D shares, the change in redemption value is RMB79,758 and RMB446,419, which are recorded as deemed dividends for the years ended December 31, 2021 and 2022, respectively.

Upon the completion of the Company’s IPO in United States on February 9, 2023, 54,551,513 redeemable shares were reclassified into 54,551,513 Class B ordinary shares on a one-on-one basis in accordance with the terms stipulated by the Side Letters.